UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 4, 2019

PERCEPTRON, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

(734) 414-6100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value Rights to Purchase Preferred Stock	PRCP	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2019, Sujatha Kumar was appointed as a member of the Board of Directors (the “Board”) of Perceptron, Inc. (the “Company”), effective as of September 14, 2019. There are no related-party transactions that would be required to be disclosed under Item 404(a) of Regulation S-K with respect to Ms. Kumar.

Also on September 4, 2019, the Management Development, Compensation and Stock Option Committee awarded Ms. Kumar a non-qualified option to purchase 8,000 shares of the Company’s Common Stock under the Company’s 2004 Stock Incentive Plan with a grant date effective as of October 1, 2019. The options will be issued on the current form of Non-Qualified Stock Option Agreement for Directors. The options will become exercisable in three equal annual installments beginning October 1, 2020 at an exercise price equal to the fair market value of the Company’s Common Stock as of October 1, 2019.

On October 1, 2019, Ms. Kumar will be paid the regular quarterly retainer of $11,250 and any regular quarterly Board committee retainers for any Board committees she is a member of prior to October 1, 2019, as though she had been a member of the Board and such Board committees on September 1, 2019.

On September 4, 2019, W. Richard Marz resigned from his position as a member of the Board, effective as of September 14, 2019, to facilitate the foregoing appointment.

Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such appointment and resignation.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

D. Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated September 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: September 4, 2019	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer